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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):          OCTOBER 12, 2000



                         CITY NATIONAL CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         DELAWARE                      1-10521                95-2568550
-------------------------------   ----------------  ----------------------------
(State or other jurisdiction of   (Commission file  (IRS employer identification
      incorporation)                   number)                   no.)



CITY NATIONAL CENTER
400 NORTH ROXBURY DRIVE, BEVERLY HILLS, CALIFORNIA              90210
--------------------------------------------------          --------------
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code          (310) 888-6000
                                                            --------------

                               NOT APPLICABLE
         -------------------------------------------------------------
         (former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         On October 12, 2000, City National Corporation issued a press release reporting its financial results for the quarter and nine months ended September 30, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated October 12, 2000 reporting financial results for the quarter and nine months ended September 30, 2000.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITY NATIONAL CORPORATION

October 13, 2000                       /s/   FRANK P. PEKNY
                                       -----------------------------------
                                       Frank P. Pekny
                                       Executive Vice President and
                                       Chief Financial Officer/Treasurer
                                       (Authorized Officer and
                                       Principal Financial Officer)